UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 10, 2013
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On December 10, 2013, the U.S. Food and Drug Administration (“FDA”) completed an inspection of Hospira Inc.’s (“the Company”) pharmaceutical manufacturing facility located in Irungattukottai, India.  The Company is making this disclosure because this facility has been subject to an FDA warning letter since May 2013.  At the close of the inspection, the FDA issued a Form 483 with 23 observations.  The observations relate primarily to processes and procedures, and the Company does not anticipate any impact to product supply from this plant as a result of the Form 483.  The Company has been seeking, and will continue to seek, input from the FDA regarding the scope and timing of remediation efforts at the facility.  The Company anticipates that the majority of the observations will be addressed over the next several weeks.

The Company takes this matter seriously, and intends to respond fully, and in a timely manner, to this Form 483.  There can be no assurance that the FDA will be satisfied with the Company’s response, or that the Company will not be subject to additional regulatory action by the FDA.

The Company does not anticipate that the Form 483 will have an adverse impact on the Company’s ability to achieve the 2013 full-year financial projections communicated during the Company’s third-quarter 2013 earnings call, or on the costs to remediate this facility.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA, and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Forms 10-Q filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: December 20, 2013	/s/ Royce Bedward
By: Royce Bedward
Its: Corporate Vice President, General Counsel and Secretary